UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 24, 2005
(Date of earliest event reported)

HOUSE OF BRUSSELS CHOCOLATES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-29213	52-2202416
(State or other	(Commission File	(IRS Employer
Jurisdiction of incorporation	Number)	Identification No.)

ONE RIVERWAY, SUITE 1700
HOUSTON, TX 77056

(Address of principal executive offices)

(713) 599-0800
Registrant's telephone number, including area code

ITEM 8.01	OTHER INFORMATION

Our Form SB-2 Registration Statement, Commission File No. 333-124424, was declared effective by the Securities and Exchange Commission (the “SEC”) on August 24, 2005. We filed a Rule 424(b)(3) Prospectus with the SEC on August 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOUSE OF BRUSSELS CHOCOLATES INC.
Date: August 25, 2005
	By:	/s/ Grant Petersen
Grant Petersen
Chief Executive Officer and President